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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                              September 1, 2005


                        CARRINGTON LABORATORIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)



          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (972) 518-1300


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 8.01.   Other Events.

      On September 1, 2005, Carrington Laboratories, Inc. (the "Registrant") issued a press release relating to its previously initiated voluntary recall of alcohol-free mouthwash it manufactures for sale under the Medline label. The Registrant indicated that it is actively coordinating with the FDA and the Texas Department of Health in its recall efforts and in the investigation of this matter. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 Item 9.01.   Financial Statements and Exhibits.

         c.   Exhibits

              99.1 Press Release of the Company dated September 1, 2005.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date: September 1, 2005       By: /s/ Carlton E. Turner
                               -----------------------------------------
                                   Carlton E. Turner
                                   President and Chief Executive Officer

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                                EXHIBIT INDEX

    Exhibit
    Number      Description
    -------     -----------
      99.1      Press Release dated September 1, 2005.